ENDORSEMENT
                         APPLICABLE TO IRA CERTIFICATES


As specified in the Data pages, this Certificate is an "IRA Certificate" which is issued as an individual retirement annuity contract which meets the requirements of Section [408(b)] of the Code. It is established for the exclusive benefit of you and your beneficiaries, and the terms below change, or are added to, applicable sections of this Certificate. Also, your rights under the Contract are not forfeitable.

1.       OWNER (SECTION 1.17):

         You must be both the Owner and the Annuitant.

2.       ANNUITY COMMENCEMENT DATE (SECTION 1.04):

         You may not choose an Annuity Commencement Date later than the maximum maturity age stated in the Data pages. If you choose a Date later than age [70 1/2], you must withdraw at least the minimum payments required under Sections [408(b) and 401(a)(9)] of the Code and applicable Treasury regulations. See Section 5.01 of the Certificate and item 5 below.

3.       CONTRIBUTIONS (SECTION 3.01 AND 3.02):

         No Contributions will be accepted unless they are in cash (or check or other form if we require). Except in the case of a "rollover contribution," the total of such Contributions will not exceed [$2,000] for any taxable year. A "rollover contribution" is one permitted by Sections [402(c), 403(a)(4), 403(b)(8), or 408(d)(3)] of the Code.

         Amounts transferred to the Contract from an individual retirement account or annuity contract which meets the requirements of Section [408] of the Code are not subject to the [$2,000] limit.

         If you make a Contribution which is an "eligible retirement plan rollover" as defined in Section [402(c) or 403(b)(8)] of the Code, and you commingle such Contribution with other Contributions, you may not be able to roll over the eligible retirement plan Contributions and earnings to another qualified plan or Code Section [403(b)] arrangement at a future date, unless the Code permits.

4.       DEATH BENEFITS (SECTION 6.01):

         Under the following circumstances, the death benefit described in
         Section 6.01 of the Certificate will not be paid at your death before the Annuity Commencement Date and the coverage under the Contract will continue with your surviving spouse as Successor Annuitant and Owner:

              a.  you are married at your death;

              b. the person named as death beneficiary under Section 6.02 of the Certificate is your surviving spouse; and

No. 94ENIRAI                                                              Page 1

              c. you have additionally requested that your spouse become "Successor Annuitant and Owner" of your Certificate if your spouse survives you.

5.       REQUIRED PAYMENTS:

         This Certificate is subject to these "Required Payment" or "Minimum Distribution" rules of Sections [408(b) and 401(a)(9)] of the Code and the Treasury Regulations which apply.

         MINIMUM DISTRIBUTION RULES -- REQUIRED PAYMENTS DURING YOUR LIFE -- [Your entire interest in this Certificate will be distributed or begin to be distributed no later than the first day of April following the calendar year in which you attain age 70 1/2 ("Required Beginning Date"). Your entire interest may be distributed, as you elect, over (a) your life, or the lives of you and your designated beneficiary, or (b) a period certain not extending beyond your life expectancy, or the joint and last survivor expectancy for you and your designated beneficiary. Distributions must be made in periodic payments at intervals of no longer than one year. In addition, payments must be either non-increasing or they may increase only as provided in Q & A F-3 of Section 1.401(a)(9)-1 of the Proposed Treasury Regulations, or any successor Regulation thereto.

         All distributions made under this Certificate must be made in accordance with the requirements of Sections 408(b) and 401(a)(9) of the Code, including the incidental death benefit requirements of
         Section 401(a)(9)(G) of the Code, and applicable Treasury Regulations, including the minimum distribution incidental benefit requirements of
         Section 1.401(a)(9)-2 of the Proposed Treasury Regulations, or any successor Regulation thereto.

         For purposes of determining the "period certain" referred to in the first paragraph of this Section, life expectancy is computed by use of the expected return multiples in Tables V and VI of Treasury Regulation
         Section 1.72-9. Unless you otherwise elect prior to the time distributions are required to begin, life expectancies will be recalculated annually. Such election will be irrevocable and will apply to all subsequent years. The life expectancy of a non-spouse beneficiary, if the naming of such a beneficiary is permitted by our rules then in effect, may not be recalculated. Instead, life expectancy will be calculated using the attained age of such beneficiary during the calendar year in which you attain age 70 1/2, and payments of subsequent years will be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

         MINIMUM DISTRIBUTION RULES -- DEATH BENEFIT - If you die after distribution of your interest in this Certificate has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to your death.

         If you die before distribution of your interest in this Certificate begins, distribution of your entire interest will be completed no later than December 31 of the calendar year containing the fifth anniversary of your death, except to the extent that an election is made to receive death benefit distributions in accordance with (a) or (b) below:

No. 94ENIRAI                                                              Page 2

                  (a) If your interest is payable to a designated beneficiary, then your entire interest may be distributed over the life of, or over a period certain not greater than the life expectancy of, the designated beneficiary. Such distributions must commence on or before December 31 of the calendar year immediately following the calendar year of your death.

                  (b) If the designated beneficiary is your surviving spouse, the date that distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year of your death or (2) December 31 of the calendar year in which you would have attained age 70 1/2.

         If the designated beneficiary is your surviving spouse, and a Successor Annuitant and Owner option (described in item 4 above of this Endorsement) is in effect, the distribution of your interest need not be made until after your spouse's death.

         For purposes of determining the "period certain" referred to in the immediately preceding paragraph, life expectancy is computed by use of the expected return multiples in Table V and VI of Treasury Regulation
         Section 1.72-9. For purposes of distributions beginning after your death, unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancies will be recalculated annually. Such election will be irrevocable by the surviving spouse and will apply to all subsequent years. In the case of any other designated beneficiary, life expectancies will be calculated using the attained age of such beneficiary during the calendar year in which distributions are required to begin, pursuant to this item, and payments for any subsequent calendar year will be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

         Distributions under this item are considered to have begun if distributions are made because you have reached your Required Beginning Date, or if prior to the Required Beginning Date, distributions irrevocably commence to you over a period permitted and in any annuity form acceptable under Section 1.401(a)(9)-1 of the Proposed Treasury Regulations or any successor Regulation thereto.]

6.       REPORTS - NOTICES (SECTION 9.04):

         We will send you a report as of the end of each calendar year showing the status of the annuity and any other reports required by the Code or Treasury Regulations.

7.       ASSIGNMENTS (SECTION 9.05):

         Your rights may not be assigned, pledged or transferred except as permitted by law. You may not name a new Owner, except as described in item 4 of this Endorsement.

8.       TERMINATION OF CERTIFICATE:

         If an annuity under the Contract fails to qualify as an annuity under Section [408(b)] of the Code, we will have the right to terminate the Certificate. We may do so, upon receipt of notice of such fact, before the Annuity Commencement Date. In that case, we will pay the Annuity Account Value less a deduction for the part

No. 94ENIRAI                                                              Page 3
         which applies to any Federal income tax payable by you which would not have been payable with respect to an annuity which meets the terms of the Code.

No. 94ENIRAI                                                              Page 4

                                   ENDORSEMENT
                           APPLICABLE TO NON-QUALIFIED
                                  CERTIFICATES


This Endorsement applies only to the Owner of a Non-Qualified Certificate.

1.       CONTRIBUTIONS (SECTION 3.01):

         We have the right not to accept any Contribution which is less than the amount(s) stated in the Data pages.

2.       OWNER DEATH DISTRIBUTION RULES (SECTION 6.01):

         Upon the death of you, as Owner, before the Annuity Commencement Date:

         (a) If you are both the Owner and the Annuitant, we will pay the death benefit described in Section 6.01. Any part of a death benefit for which there is no named beneficiary living at your death will be payable in a single sum to your children who survive you in equal shares, or should none survive, then to your estate.

                  Under the following circumstances, the death benefit described in Section 6.01 of the Certificate will not be paid at your death before the Annuity Commencement Date and the coverage under the Contract will continue with your surviving spouse as Successor Annuitant and Owner:

                  (i)     you are married at your death;

                  (ii)    the person named as death beneficiary under Section
                          6.02 of the Certificate is your surviving spouse; and

                  (iii) you have additionally requested that your spouse become "Successor Annuitant and Owner" of your Certificate if your spouse survives you.

         (b) If you are not the Annuitant, the named beneficiary will succeed as Owner. The entire amount in the Investment Options (after any Withdrawal Charge) must be fully paid within five years after your death, or payments must begin within one year after your death as a life annuity or installment option for a period of not longer than the life expectancy of the named beneficiary. If you have not elected a form of payment as described in Section 6.02, we will make a single sum payment to the beneficiary on the fifth anniversary of your death. Subject to our rules at the time of payment, the beneficiary may elect to apply such a single sum payment to a new non-qualified annuity contract to be owned by the beneficiary. Instead of a single sum payment, the beneficiary may elect to receive an Annuity Benefit or a payout option which satisfies the terms of Section [72(s)] of the Code and our rules at the time. However, if the named beneficiary is your spouse, full payment of amounts
No. 94ENNQI                                                               Page 1
                  under the Certificate must be made not later than five years after the spouse's death.

                  If payments under an Annuity Benefit had begun before your death, such payments will continue to be made pursuant to the terms of such Benefit.

                  If the Annuitant dies before the entire amount under the Certificate is paid, we will pay the death benefit as described in Section 6.01.

         (c) Unless you direct otherwise, the named beneficiary will also be the person who succeeds as Owner on your death while the Annuitant is alive as described in Section 6.02. You may change any beneficiary or successor Owner from time to time during the Annuitant's lifetime and while the Certificate is in force, as described in item (a) above.

         (d) If you are not the Annuitant, you may name another person to be the successor Owner and to receive the amounts to be paid under (b) above. You may also name another person to be successor Owner if the first choice as successor Owner dies before you. If you have so named two or more persons to succeed as Owner and more than one survive, they will share equally unless you direct otherwise. If no person named as beneficiary to receive the death benefit survives the Annuitant, we will pay the death benefit in a single sum to you. In the event of your death after the Annuitant, but before we pay such death benefit, the benefit will be payable in a single sum to the children who survive you, in equal shares, or should none survive, to your estate.

                  If you die before the Annuity Commencement Date while the Annuitant is still living, and if no person named as successor Owner is living at the Owner's death, the beneficiary will be deemed to be, in this order, (i) your surviving spouse, (ii) the Annuitant, (iii) the children who survive you, in equal shares, or (iv) your estate.

3.       ASSIGNMENTS (SECTION 9.05):

         Notwithstanding the terms of Section 9.05, you may assign the Certificate and the rights described therein before the Annuity Commencement Date. We will not be bound by an assignment unless we have received it and it is in writing. Your rights and those of any other persons referred to in the Certificate and this Endorsement will be subject to the assignment. We assume no responsibility for the validity of any assignment.

No. 94ENNQI                                                               Page 2

                                   ENDORSEMENT
                   APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS

********************************************************************************
THE TERMS OF THIS ENDORSEMENT CONTAIN A MARKET VALUE ADJUSTMENT ("MVA") FORMULA WHICH MAY RESULT IN ADJUSTMENTS, POSITIVE OR NEGATIVE, IN BENEFITS. AN MVA WILL NOT APPLY UPON TRANSFER TO A NEW GUARANTEE PERIOD OR OTHER INVESTMENT OPTION ON THE EXPIRATION DATE OR PURSUANT TO ITEM 1 BELOW.
********************************************************************************

1.       GUARANTEED PERIOD ACCOUNT

         We will specify one or more Guarantee Periods in the Guaranteed Period Account. For each such Guarantee Period, we guarantee to credit an interest rate (called the Guaranteed Rate). Interest will be credited daily to amounts in the Guaranteed Period Account. The duration of each Guarantee Period provided at any time and the Guaranteed Rate that applies to each Period will be furnished by us upon request. The Guarantee Period(s) and the Rate for each such Period you initially elect are shown in the Data pages.

         You may elect one or more Guarantee Period(s), according to our rules then in effect. Contributions and transfers to be made to the Guaranteed Period Account as described in Section 3.01 will be allocated to the Guarantee Period(s) according to your election. Contributions and transfers into the Guaranteed Period Account will receive the Guaranteed Rate applicable to the elected Guarantee Period as of the Business Day we receive your Contribution or transfer request at our Processing Office. The amount held with respect to a given Guarantee Period is called the Guaranteed Period Amount which reflects Contributions and transfers made to the Guaranteed Period Account, plus interest at the Guaranteed Rate(s), minus any withdrawals, transfers and charges, if any, deducted from the Guaranteed Period Account.

         The last day of a Guarantee Period is the Expiration Date. We will notify you at least [15 but not more than 45] days before the Expiration Date of each Period. You may elect one of the following three options effective at the Expiration Date, none of which will result in a market value adjustment:

         (a) to transfer the Guaranteed Period Amount into a Guarantee Period of any duration which we then offer;

         (b) to transfer the Guaranteed Period Amount to another Investment Option;

         (c) to make a withdrawal of the Guaranteed Period Amount (subject to any Withdrawal Charges which apply pursuant to Section 8.01).

No. 94ENMVAI                                                              Page 1

         If no election is made on or prior to the Expiration Date, the Guaranteed Period Amount (without any market value adjustment) will be transferred into the Investment Option described in the Data pages. During the 30 days following the Expiration Date, the full Guaranteed Period Amount (less any withdrawals or transfers made or charges deducted during such 30 day period) may be transferred into a new Guarantee Period or other Investment Option. In no event may you elect a Guarantee Period which extends beyond the Annuity Commencement Date.

         The "Guaranteed Period Account" is our Separate Account No. 46 that we use to account for amounts allocated to Guarantee Periods under this Certificate. All amounts allocated to a Guarantee Period, whether Contributions or transfers, become part of the Guaranteed Period Account.

2.       TRANSFERS, WITHDRAWALS, DEATH AND ANNUITY BENEFITS

         If you request, other than as described in item 1 above, a transfer to another Investment Option as described in Section 4.01 or a withdrawal as described in Section 5.01, any such transfer or withdrawal from a Guaranteed Period Amount will be subject to a market value adjustment described below. For this purpose, the Annuity Account Value in Separate Account No. 46 will be after the market value adjustment. The market value adjustment will be in addition to any charges which apply as described in Section 8.01.

         In addition, amounts applied from a Guaranteed Period Amount to provide a death benefit as described in Section 6.01, an annuity as described in Section 7.02, or any other annuity form offered by us, will be subject to a market value adjustment, unless otherwise provided in the Data pages.

         Payment or transfers from the Guaranteed Period Account may be deferred for up to six months while you are living.

3.       MARKET VALUE ADJUSTMENT

         The market value adjustment with respect to each Guarantee Period that applies to you is determined as follows:

         (a) We determine the Guaranteed Period Amount that will be payable on the Expiration Date, using the Guaranteed Rate for such Guarantee Period.

         (b) We determine the period remaining in your Guarantee Period (based on the Business Day we receive your transaction request at our Processing Office or effective date for such determination) and convert it to fractional years based on a 365 day year. For example, three years and 12 days becomes 3.0329.

         (c) We determine the current Guaranteed Rate which applies to new Contributions, for the same class of Certificates as yours, under a Guarantee Period with the same Expiration Date as your Guarantee Period. We add to such current Rate a percentage which is no greater than that shown in the Data pages.

No. 94ENMVAI                                                              Page 2

         (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in
               (b) and the rate determined in (c).

         (e) We subtract the current Guaranteed Period Amount from the result in (d). The result is the Market Value Adjustment, which may be positive or negative, applicable to such Guarantee Period.

         If we are not offering a Guarantee Period to which the "current Guaranteed Rate" would apply, we will use the Rate at the closest Expiration Date. If we are no longer offering new Guarantee Periods, we will use a procedure for determining such current Rate that is stated in the Data pages or which we will develop and file with insurance supervisory officials of the appropriate jurisdiction.

4.       REPORTS AND NOTICES

         We will report the values under this Endorsement with the reports sent out as described in Section 9.04. Such report will include the Guaranteed Period Amount, market value adjustment, and Annuity Account Value in Separate Account No. 46.

No. 94ENMVAI                                                              Page 3

                                                               FOR IRA (1/31/95)
                                      DATA
                                      ----


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:   [John Doe]

ANNUITANT:  [Annuitant must be Owner]
                  [John Doe]        Age: [60]        Sex:  [Male]

CERTIFICATE NUMBER:                 [00000]

         Endorsements Attached:  [Endorsement Applicable to IRA Certificates]
                                 [Endorsement Applicable to Market Value
                                 Adjustment Terms]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [0000]

         ISSUE DATE:                        [January 1, 1995]

         CONTRACT DATE:                     [January 1, 1995]

ANNUITY COMMENCEMENT DATE:

         THE MAXIMUM MATURITY AGE IS AGE [85] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the month which follows your [85th] birthday, or seven years after the Contract Date, if later.

         However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age
         70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).

BENEFICIARY:                  [Jane Doe]

SUCCESSOR OWNER/ANNUITANT:    [Applicable if beneficiary is the spouse at the
                              time of election and time of Owner/Annuitant's death]


No. 94ICA/BIM                                                       Data Page 1

DATA PAGES (CONT'D.)


PART B -- THIS PART LISTS THE CONTRACT TERMS WHICH AFFECT THE TYPE OF
------    CERTIFICATE YOU HAVE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02): [$10,000]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR INITIAL ALLOCATION IS ALSO
SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  [CONSERVATIVE INVESTORS FUND
o  GROWTH INVESTORS FUND
o  GROWTH AND INCOME FUND
o  COMMON STOCK FUND
o  GLOBAL FUND
o  INTERNATIONAL FUND*
o  AGGRESSIVE STOCK FUND
o  MONEY MARKET FUND
o  INTERMEDIATE GOVERNMENT
       SECURITIES FUND
o  QUALITY BOND FUND
o  GUARANTEE PERIODS
           EXPIRATION DATE AND GUARANTEED RATE
               FEBRUARY 15, 1996 - 5.00%
               FEBRUARY 15, 1997 - 5.00%
               FEBRUARY 15, 1998 - 5.00%
               FEBRUARY 15, 1999 - 6.00%
               FEBRUARY 15, 2000 - 6.00%
               FEBRUARY 15, 2001 - 6.00%
               FEBRUARY 15, 2002 - 7.00%
               FEBRUARY 15, 2003 - 7.00%
               FEBRUARY 15, 2004 - 7.00%
               FEBRUARY 15, 2005 - 8.00%**
               FEBRUARY 15, 2006 - 8.00%**
               FEBRUARY 15, 2007 - 8.00%**
               FEBRUARY 15, 2008 - 9.00%**
               FEBRUARY 15, 2009 - 9.00%**
               FEBRUARY 15, 2010 - 9.00%**]
                                                   -----------------------------
                                                   TOTAL:         100%

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

[*Will be available April 1, 1995]
[**Not available in New York and Pennsylvania]

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable.

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.


No. 94ICA/BIM                                                       Data Page 2

DATA PAGES (CONT'D.)


BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data Pages, Part C:
Allocation Restrictions)

DESIGNATED INVESTMENT OPTION (SEE THE LAST PARAGRAPH OF SECTION 2.05): (See Data Pages, Part C; Transfers at Expiration Date)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Allocations of Contributions may be in dollar amounts or percentages. Allocations must equal the total dollar amount or 100% of the Contribution, as applicable. If we do not receive subsequent instructions from you, subsequent Contributions will be allocated only among the Investment Funds and in proportion to the Annuity Account Value in each Investment Fund as of the Transaction Date. (Also see Data Pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000 in the form of either a rollover Contribution or a direct custodian-to-custodian transfer from other individual retirement arrangements. Subsequent Contributions may be made in an amount of at least $1,000 or under the Automatic Investment Program in an amount of at least $150 monthly. Subsequent Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contributions or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. Regular IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer Contributions may be made until you attain age 78. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer Contribution is made. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000.

TRANSFER RULES (SEE SECTION 4.02):  (See Data Pages, Part C)

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02):   Not applicable

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Unless you elect otherwise, withdrawals plus any withdrawal charges will be withdrawn on a pro rata basis from the Annuity Account Value in the Investment Funds.


No. 94ICA/BIM                                                       Data Page 3

DATA PAGES (CONT'D.)


WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Lump Sum Withdrawal - May not be taken until after the first Contract Year, and only one Lump Sum Withdrawal may be taken during a Contract Year thereafter at any time during such Contract Year; Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawal minimum- $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will not exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The sum of:

         (1) The Annuity Account Value in the Investment Funds or, if greater, the guaranteed minimum death benefit defined below; and

         (2) The death benefit amount provided with respect to the Endorsement Applicable to Market Value Adjustment Terms.

[VERSION 1 - NON NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below) the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. In addition, interest (see (2) below) is credited to the GMDB on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.


No. 94ICA/BIM                                                       Data Page 4

DATA PAGES (CONT'D.)


         (2) Interest will be calculated at the applicable effective annual GMDB interest rate for your "attained age" (your age at issue of the Certificate plus the number of Contract Years that have elapsed since the Contract Date, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                    Attained Age                         Rate
                                    ------------                         ----
                                 up to and including 70                   6%
                                      71 through 85                       0%

[VERSION 2 - NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below), the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. On no date (except possibly at the end of the seventh Contract Year) however, will the GMDB be greater than (a) the portion of the initial Contribution allocated to the Investment Funds, plus (b) any subsequent Contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds plus (d) interest (see (2) below) that is credited on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

         (2) Interest will be calculated at the applicable effective annual GMDB interest rate for your "attained age" (your age at issue of the Certificate plus the number of Contract Years that have elapsed since the Contract Date, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                    Attained Age                         Rate
                                    ------------                         ----
                                 up to and including 70                   6%
                                      71 through 85                       0%


No. 94ICA/BIM                                                       Data Page 5

DATA PAGES (CONT'D.)


NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Cash Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the initial and each subsequent Contribution made to the extent that a Lump Sum Withdrawal exceeds the Free Corridor Amount as discussed in
Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                      Current and Maximum
                                                          Percentage of
                     Contract Year                        Contributions
                     -------------                        -------------
                          1                                   7.00%
                          2                                   6.00%
                          3                                   5.00%
                          4                                   4.00%
                          5                                   3.00%
                          6                                   2.00%
                          7                                   1.00%
                     8 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the Lump Sum Withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Options from which each Lump Sum Withdrawal is made in proportion to the amount being withdrawn from each Investment Option.


No. 94ICA/BIM                                                       Data Page 6

DATA PAGES (CONT'D.)


FREE CORRIDOR AMOUNT (SEE SECTION 8.01):

         15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

         Lump Sum Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

         The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         (a) Guaranteed Minimum Death Benefit Charge: For the guaranteed minimum death benefit we will deduct on each Processing Date an amount equal to 0.20% of the guaranteed minimum death benefit in effect on such Processing Date. 0.20% is the maximum we will charge.

         (b) Annual Contract Fee: An administrative charge of $30 per Contract Year is incurred at the beginning of each Contract Year and deducted on each Processing Date. $30 is the maximum amount we will charge. If total Contributions received in the first Contract Year equal $25,000 or more, this charge will be zero.

         (c) Premium Taxes: A charge for any applicable premium tax generally will be deducted from the amount applied to provide an Annuity Benefit if you elect to annuitize. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

         Unless you specify otherwise, all of the above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges in (b) and (c) will be deducted from the Annuity Account Value in the Guaranteed Period Account. The charge in (a) will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. Also, if you surrender the Certificate or it is terminated during a Contract Year before the next Processing Date, we will deduct any annual contract fee in (b) incurred but not yet deducted.

TRANSFER CHARGE (SEE SECTION 8.03): Currently, there is no charge. However, we reserve the right to impose a charge at a maximum of $25 for each transfer per Contract Year in excess of five.


No. 94ICA/BIM                                                       Data Page 7

DATA PAGES (CONT'D.)


DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Current and Maximum Mortality and Expense Risk Charge:   Annual rate of 0.90%
                                                         (equivalent to a daily
                                                         rate of 0.002477%).

Current and Maximum Asset Based Administrative Charge:   Annual rate of 0.25%
                                                         (equivalent to a daily
                                                         rate of 0.000692%).


No. 94ICA/BIM                                                       Data Page 8

DATA PAGES (CONT'D.)                                          FOR IRA (1/31/95)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA)



ALLOCATION RESTRICTIONS (SEE SECTION 3.01): You must provide specific instructions as to how each Contribution will be allocated among the Guarantee Periods. If you are between ages 65 through 74 allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which you will attain age 80. At ages 75 and above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the shortest Expiration Date.

MARKET VALUE ADJUSTMENT ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value in a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): No transfers are permitted to or from the Guaranteed Period Account during the first Contract Year and only one transfer per Contract Year may be made thereafter. Transfers are limited based on your attained age (see "Allocation Restrictions" above).

WITHDRAWALS (SEE SECTION 5.01): If you choose to have withdrawals allocated to the Guaranteed Period Account, or a withdrawal is greater than the Annuity Account Value in the Investment Funds, you must specify the Guarantee Period(s) from which the withdrawal plus any withdrawal charge will be taken.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose. Guaranteed Rates will be in effect even if new allocations to a particular Guarantee Period would not be accepted at the time.


No. 94ICA/BIM                                                       Data Page 9

DATA PAGES (CONT'D.)


The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value in the Guaranteed Period Account and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.


No. 94ICA/BIM                                                       Data Page 10

                                                                FOR NQ (1/31/95)
                                      DATA
                                      ----


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:   [John Doe]

ANNUITANT:        [John Doe]        Age: [60]        Sex:  [Male]

CERTIFICATE NUMBER:                 [00000]

         Endorsements Attached:     [Endorsement Applicable to Non-Qualified
                                    Certificates]
                                    [Endorsement Applicable to Market Value
                                    Adjustment Terms]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [0000]

         ISSUE DATE:                        [January 1, 1995]

         CONTRACT DATE:                     [January 1, 1995]

ANNUITY COMMENCEMENT DATE:

         THE MAXIMUM MATURITY AGE IS AGE [85] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the month which follows the Annuitant's [85th] birthday or seven years after the Contract Date, if later.

BENEFICIARY:               [Jane Doe]

SUCCESSOR OWNER:           [Applicable if Owner is different than the Annuitant]

SUCCESSOR OWNER/ANNUITANT: [Applicable if Owner and Annuitant are the same and beneficiary is the spouse at the time of election and time of Owner/Annuitant's death]


No. 94ICA/BIM                                                       Data Page 1

DATA PAGES (CONT'D.)


PART B -- THIS PART LISTS THE CONTRACT TERMS WHICH AFFECT THE TYPE OF
------    CERTIFICATE YOU HAVE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION):                      [$10,000]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR INITIAL ALLOCATION IS ALSO
SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  [CONSERVATIVE INVESTORS FUND
o  GROWTH INVESTORS FUND
o  GROWTH AND INCOME FUND
o  COMMON STOCK FUND
o  GLOBAL FUND
o  INTERNATIONAL FUND*
o  AGGRESSIVE STOCK FUND
o  MONEY MARKET FUND
o  INTERMEDIATE GOVERNMENT
       SECURITIES FUND
o  QUALITY BOND FUND
o  GUARANTEE PERIODS
           EXPIRATION DATE AND GUARANTEED RATE
               FEBRUARY 15, 1996 - 5.00%
               FEBRUARY 15, 1997 - 5.00%
               FEBRUARY 15, 1998 - 5.00%
               FEBRUARY 15, 1999 - 6.00%
               FEBRUARY 15, 2000 - 6.00%
               FEBRUARY 15, 2001 - 6.00%
               FEBRUARY 15, 2002 - 7.00%
               FEBRUARY 15, 2003 - 7.00%
               FEBRUARY 15, 2004 - 7.00%
               FEBRUARY 15, 2005 - 8.00%**
               FEBRUARY 15, 2006 - 8.00%**
               FEBRUARY 15, 2007 - 8.00%**
               FEBRUARY 15, 2008 - 9.00%**
               FEBRUARY 15, 2009 - 9.00%**
               FEBRUARY 15, 2010 - 9.00%**]
                                                   -----------------------------
                                                   TOTAL:         100%

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

[*Will be available April 1, 1995]
[**Not available in New York and Pennsylvania]

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate


No. 94ICA/BIM                                                       Data Page 2

DATA PAGES (CONT'D.)


BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data Pages, Part C; Allocation Restrictions)

DESIGNATED INVESTMENT OPTION (SEE THE LAST PARAGRAPH OF SECTION 2.05): (See Data Pages, Part C; Transfers at Expiration Date)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Allocations of Contributions may be in dollar amounts or percentages. Such allocations must equal the total dollar amount or 100% of the Contribution, as applicable. No more than 60% of any Contribution may be allocated to the Guaranteed Period Account. If we do not receive subsequent instructions from you, subsequent Contributions will be allocated only among the Investment Funds and in proportion to the Annuity Account Value in each Investment Fund as of the Transaction Date. (Also see Data Pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contribution minimum $1,000 or $250 monthly under the Automatic Investment Program. Subsequent Contributions can be made until the Annuity reaches age 78. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000.

TRANSFER RULES (SEE SECTION 4.02):  (See Data Pages, Part C)

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02):  (See Data Pages, Part C)

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Unless you elect otherwise, withdrawals plus any withdrawal charges will be withdrawn on a pro rata basis from the Annuity Account Value in the Investment Funds.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Lump Sum Withdrawal - May not be taken until after the first Contract Year, and only one Lump Sum Withdrawal may be taken during a Contract Year thereafter at any time during such Contract Year; Periodic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Periodic Withdrawals on a quarterly or annual basis.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawal minimum $1,000; Periodic Withdrawals minimum - $250.


No. 94ICA/BIM                                                       Data Page 3

DATA PAGES (CONT'D.)


MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will not exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The sum of:

         (1) The Annuity Account Value in the Investment Funds or, if greater, the guaranteed minimum death benefit defined below; and

         (2) The death benefit amount provided by the Endorsement Applicable to Market Value Adjustment Terms.

[VERSION 1 - NON NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below) the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. In addition, interest (see (2) below) is credited to the GMDB on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

         (2) Interest will be calculated at the effective annual GMDB interest rate based on the Annuitant's "issue age" (Annuitant's age at issue of the Certificate, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                      Issue Age                          Rate
                                      ---------                          ----
                                      0 through 69                        6%
                                     70 through 74                        3%
                                           75+                            0%


No. 94ICA/BIM                                                       Data Page 4

DATA PAGES (CONT'D.)


[VERSION 2 - NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below), the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. On no date (except possibly at the end of the seventh Contract Year) however, will the GMDB be greater than (a) the portion of the initial Contribution allocated to the Investment Funds, plus (b) any subsequent Contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds plus (d) interest (see (2) below) that is credited on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

         (2) Interest will be calculated at the effective annual GMDB interest rate based on the Annuitant's "issue age" (Annuitant's age at issue of the Certificate, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                      Issue Age                          Rate
                                      ---------                          ----
                                      0 through 69                        6%
                                     70 through 74                        3%
                                           75+                            0%

Death Benefit Adjustment: A "special adjustment" is made to the GMDB if on the next Processing Date following a withdrawal, both (i) the Annuity Account Value is less than the GMDB, and (ii) the withdrawals made during the Contract Year prior to such Processing Date are greater than the difference between the GMDB (before reduction for withdrawals made during the Contract Year) and the "GMDB Contributions." GMDB Contributions are equal to the sum of all Contributions made, plus at the time of any seventh year reset, the amount by which the GMDB is increased to match the then current Annuity Account Value. Such GMDB contributions are not reduced by withdrawals.


No. 94ICA/BIM                                                       Data Page 5

DATA PAGES (CONT'D.)


The special adjustment will be equal to: (A) x (B) - (C):
         Where:
               (A) equals the GMDB (before the special adjustment and reduction for withdrawals made during the prior Contract
                     Year),
               (B)   equal (i)/(ii);
                     where
                     (i) equals the sum of withdrawals during the Contract Year, and
                     (ii) equals the Annuity Account Value (plus any withdrawals made during the prior Contract Year), and
               (C) equals the sum of withdrawals made during the prior Contract Year.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Cash Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING TO MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED FOR AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the initial and each subsequent Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                 Current and Maximum
                                                     Percentage of
                Contract Year                        Contributions
                -------------                        -------------
                      1                                   7.00%
                      2                                   6.00%
                      3                                   5.00%
                      4                                   4.00%
                      5                                   3.00%
                      6                                   2.00%
                      7                                   1.00%
                 8 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."


No. 94ICA/BIM                                                       Data Page 6

DATA PAGES (CONT'D.)


Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         (a) Distribution Fee: A distribution fee is deducted in an amount of 0.35% of each Contribution made on each of the seven Processing Dates (so long as the Certificate is in force) following receipt of each Contribution. 0.35% is the maximum we will charge.

         (b) Guaranteed Minimum Death Benefit Charge: For the guaranteed minimum death benefit we will deduct on each Processing Date an amount equal to 0.35% of the guaranteed minimum death benefit in effect on such Processing Date. 0.35% is the maximum we will charge.

         (c) Annual Contract Fee: An administrative charge of $30 per Contract Year is incurred at the beginning of each Contract Year and deducted on each Processing Date. $30 is the maximum amount we will charge. If total Contributions received in the first Contract Year equal $25,000 or more, this charge will be zero.

         (d) Premium Taxes: A charge for any applicable premium tax generally will be deducted from the amount applied to provide an Annuity Benefit if you elect to annuitize. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

Unless you specify otherwise, all of the above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges in
(a), (c) and (d) will be deducted from the Annuity Account Value in the Guaranteed Period Account. The charge in (b) will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. Also, if you surrender the Certificate or it is terminated during a Contract Year before the next Processing Date, we will deduct any annual contract fee in (c) incurred but not yet deducted.


No. 94ICA/BIM                                                       Data Page 7

DATA PAGES (CONT'D.)


TRANSFER CHARGE (SEE SECTION 8.03): Currently, there is no charge. However, we reserve the right to impose a charge at a maximum of $25 for each transfer per Contract Year in excess of five.

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Current and Maximum Mortality and Expense Risk Charge:    Annual rate of 0.90%
                                                          (equivalent to a daily
                                                          rate of 0.002477%).

Current and Maximum Asset Based Administrative Charge:    Annual rate of 0.25%
                                                          (equivalent to a daily
                                                          rate of 0.000692%).


No. 94ICA/BIM                                                       Data Page 8

DATA PAGES (CONT'D.)                                           FOR NQ (1/31/95)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): You must provide specific instructions as to how each Contribution will be allocated among the Guarantee Periods. If the Annuitant is between ages 65 through 74 allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which the Annuitant will attain age 80. If the Annuitant is age 75 or above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the shortest Expiration Date.

MARKET VALUE ADJUSTMENT ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): No transfers are permitted to or from the Guaranteed Period Account during the first Contract Year and only one transfer per Contract Year may be made thereafter. Transfers are limited based on the attained age of the Annuitant(see "Allocation Restrictions" above).

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02): The amount transferred to or from the Guaranteed Period Account must be at least $2,000 or, if less, the entire Annuity Account Value may be transferred from the Guaranteed Period Account. Similarly, the entire Annuity Account Value in the Investment Funds may be transferred to the Guaranteed Period Account.

WITHDRAWALS (SEE SECTION 5.01): If you choose to have withdrawals allocated to the Guaranteed Period Account, or a withdrawal is greater than the Annuity Account Value in the Investment Funds, you must specify the Guarantee Period(s) from which the withdrawal plus any withdrawal charge will be taken.


No. 94ICA/BMVA                                                      Data Page 9

DATA PAGES (CONT'D.)


MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose. Guaranteed Rates will be in effect even if new allocations to a particular Guarantee Period would not be accepted at the time.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value in the Guaranteed Period Account and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.


No. 94ICA/BMVA                                                      Data Page 10

                                                    FOR NQ PLAN A (1/31/95)
                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:   [John Doe]

ANNUITANT:        [John Doe]        Age: [60]        Sex:  [Male]

CERTIFICATE NUMBER:                 [00000]

          Endorsements Attached: [Endorsement Applicable to Non-Qualified
                                 Certificates]
                                 [Endorsement Applicable to Market Value
                                 Adjustment Terms]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [0000]

         ISSUE DATE:                        [January 1, 1995]

         CONTRACT DATE:                     [January 1, 1995]

ANNUITY COMMENCEMENT DATE:

         THE MAXIMUM MATURITY AGE IS AGE [85] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the month which follows the Annuitant's [85th] birthday, or seven years after the Contract Date, if later.

BENEFICIARY:                        [Jane Doe]

SUCCESSOR OWNER: [Applicable if Owner is different than the Annuitant]

SUCCESSOR OWNER/ANNUITANT: [Applicable if Owner and Annuitant are the same and beneficiary is the spouse at the time of election and time of Owner/Annuitant's death]


No. 94ICA/BIM                                                     Data Page 1

DATA PAGES (CONT'D.)


PART B - -THIS PART LISTS THE CONTRACT TERMS WHICH AFFECT THE TYPE OF CERTIFICATE YOU HAVE.


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                      [$10,000]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR INITIAL ALLOCATION IS ALSO
SHOWN.

INVESTMENT OPTIONS                      ALLOCATION PERCENTAGE (SEE SECTION 3.01)
------------------                      ----------------------------------------
o     [GUARANTEE PERIODS
         EXPIRATION DATE AND GUARANTEED RATE
           FEBRUARY 15, 1996 - 5.00%
           FEBRUARY 15, 1997 - 5.00%
           FEBRUARY 15, 1998 - 5.00%
           FEBRUARY 15, 1999 - 6.00%
           FEBRUARY 15, 2000 - 6.00%
           FEBRUARY 15, 2001 - 6.00%
           FEBRUARY 15, 2002 - 7.00%
           FEBRUARY 15, 2003 - 7.00%
           FEBRUARY 15, 2004 - 7.00%
           FEBRUARY 15, 2005 - 8.00%*
           FEBRUARY 15, 2006 - 8.00%*
           FEBRUARY 15, 2007 - 8.00%*
           FEBRUARY 15, 2008 - 9.00%*
           FEBRUARY 15, 2009 - 9.00%*
           FEBRUARY 15, 2010 - 9.00%*]         ________________________
                                                      TOTAL:     100%

Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

[*Not available in New York and Pennsylvania]

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate

SEPARATE ACCOUNT (SEE SECTION 2.02, 2.03 AND 2.05):  Not applicable


No. 94ICA/BIM                                                     Data Page 2

DATA PAGES (CONT'D.)


BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20):  Not applicable

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): The only Investment Options available under this Certificate are the Guarantee Periods. (See Data Pages, Part C: Allocation Restrictions)

DESIGNATED INVESTMENT OPTION (SEE THE LAST PARAGRAPH OF SECTION 2.05): (See Data Pages, Part C; Transfers at Expiration Date)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Allocations of Contributions may be in dollar amounts or percentages. Such allocations must equal the total dollar amount or 100% of the Contribution, as applicable. You must provide allocation instructions for each subsequent Contribution. (Also see Data Pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contribution minimum $1,000 or $250 monthly under the Automatic Investment Program. Subsequent Contributions can be made until the Annuitant reaches age 78. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000.

TRANSFER RULES (SEE SECTION 4.02):  (See Data Pages, Part C)

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02):  (See Data Pages, Part C)

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): (See Data Pages, Part C; Withdrawals)

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Lump Sum Withdrawal - May not be taken until after the first Contract Year, and only one Lump Sum Withdrawal may be taken during a Contract Year thereafter at any time during such Contract Year. Periodic Withdrawals - Will be made annually on the Expiration Dates of the applicable Guarantee Periods.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawal and Periodic Withdrawals minimum- $1,000.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).


No. 94ICA/BIM                                                     Data Page 3

DATA PAGES (CONT'D.)


We will not exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):  (See Data Pages, Part C)

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Cash Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED FOR AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the initial and each subsequent Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                           Current and Maximum
                                               Percentage of
                  Contract Year                Contributions
                  -------------                -------------
                        1                          7.00%
                        2                          6.00%
                        3                          5.00%
                        4                          4.00%
                        5                          3.00%
                        6                          2.00%
                        7                          1.00%
                   8 and later                     0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.


No. 94ICA/BIM                                                     Data Page 4

DATA PAGES (CONT'D.)


FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 10% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Premium Taxes: A charge for any applicable premium tax generally will be deducted from the amount applied to provide an Annuity Benefit or any other form of benefit payment. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

TRANSFER CHARGE (SEE SECTION 8.03):  Not applicable

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):  Not applicable


No. 94ICA/BIM                                                     Data Page 5

DATA PAGES (CONT'D.)                               FOR NQ PLAN A (1/31/95)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE MARKET VALUE ADJUSTMENT TERMS (MVA) ENDORSEMENT.

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is between ages 65 through 74 allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which the Annuitant will attain age 80. If the Annuitant is age 75 or above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the shortest Expiration Date.

MARKET VALUE ADJUSTMENT ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value in a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): No transfers are permitted among the Guarantee Periods during the first Contract Year and only one transfer per Contract Year may be made thereafter. Transfers are limited based on the attained age of the Annuitant (see "Allocation Restrictions" above).

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02): The amount transferred from a Guarantee Period must be at least $2,000 or, if less, the entire Annuity Account Value may be transferred from such Guarantee Period.

WITHDRAWALS (SEE SECTION 5.01): Unless you elect otherwise, withdrawals plus any withdrawal charges that apply will be withdrawn from the Annuity Account Value in the Guarantee Periods in order of the Expiration Dates, beginning with the shortest Expiration Date.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose. Guaranteed Rates will be in effect even if new allocations to a particular Guarantee Period would not be accepted at the time.


No. 94ICA/BMVA                                                    Data Page 6

DATA PAGES (CONT'D.)


The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.


No. 94ICA/BMVA                                                    Data Page 7

                                                         FOR NQ PLAN B (1/31/95)

                                      DATA
                                      ----


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:   [John Doe]

ANNUITANT:        [John Doe]        Age: [60]        Sex:  [Male]

CERTIFICATE NUMBER:                 [00000]

         Endorsements Attached:  [Endorsement Applicable to Non-Qualified
                                 Certificates]
                                 [Endorsement Applicable to Market Value
                                 Adjustment Terms]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [0000]

         ISSUE DATE:                        [January 1, 1995]

         CONTRACT DATE:                     [January 1, 1995]

ANNUITY COMMENCEMENT DATE:

         THE MAXIMUM MATURITY AGE IS AGE [85] -- SEE SECTION 7.03.
         The Annuity Commencement Date is the date on which the first payment is made under this Certificate. The first payment under this Certificate will be made on February 15, [1996].

BENEFICIARY:          [Jane Doe]

SUCCESSOR OWNER:  [Applicable if Owner is different than the Annuitant]

SUCCESSOR OWNER/ANNUITANT:  [Applicable if Owner and Annuitant are the same and beneficiary is the spouse at the time of election and time of Owner/Annuitant's death]


No. 94ICA/BIM                                                       Data Page 1

DATA PAGES (CONT'D.)


PART B -- THIS PART LISTS THE CONTRACT TERMS WHICH AFFECT THE TYPE OF
------    CERTIFICATE YOU HAVE.


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                      [$10,000]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR INITIAL ALLOCATION IS ALSO
SHOWN.

INVESTMENT OPTIONS                      ALLOCATION PERCENTAGE (SEE SECTION 3.01)
------------------                    ----------------------------------------
o   [GUARANTEE PERIODS
       EXPIRATION DATE AND GUARANTEED RATE
          FEBRUARY 15, 1996 - 5.00%
          FEBRUARY 15, 1997 - 5.00%
          FEBRUARY 15, 1998 - 5.00%
          FEBRUARY 15, 1999 - 6.00%
          FEBRUARY 15, 2000 - 6.00%
          FEBRUARY 15, 2001 - 6.00%
          FEBRUARY 15, 2002 - 7.00%
          FEBRUARY 15, 2003 - 7.00%
          FEBRUARY 15, 2004 - 7.00%
          FEBRUARY 15, 2005 - 8.00%*
          FEBRUARY 15, 2006 - 8.00%*
          FEBRUARY 15, 2007 - 8.00%*
          FEBRUARY 15, 2008 - 9.00%*
          FEBRUARY 15, 2009 - 9.00%*
          FEBRUARY 15, 2010 - 9.00%*]
                                                 -----------------------------
                                                 TOTAL:         100%

Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

[*Not available in New York and Pennsylvania]

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate

SEPARATE ACCOUNT (SEE SECTION 2.02, 2.03 AND 2.05):  Not applicable


No. 94ICA/BIM                                                       Data Page 2

DATA PAGES (CONT'D.)


BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20):  Not applicable

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): The only Investment Options available under this Certificate are the Guarantee Periods. (See Data Pages, Part C: Allocation Restrictions)

DESIGNATED INVESTMENT OPTION (SEE THE LAST PARAGRAPH OF SECTION 2.05): (See Data Pages, Part C; Transfers at Expiration Date)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): (See Data Pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. No subsequent Contribution may be made. We may refuse to accept any Contribution in excess of $1,500,000.

TRANSFER RULES (SEE SECTION 4.02):  Transfers are not permitted.

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02):  Not applicable

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): (See Data Pages, Part C; Withdrawals)

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): After the first Contract Year, you may take one Lump Sum Withdrawal during a Contract Year at any time during such Contract Year.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawal minimum- the greater of $2,000 and 25% of the Cash Value.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a Lump Sum Withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will not exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):  (See Data Pages, Part C)

ANNUITY BENEFIT (SEE SECTION 7.01):  (See Data Pages, Part C)


No. 94ICA/BIM                                                       Data Page 3

DATA PAGES (CONT'D.)


BENEFIT PAYMENT SELECTED (SEE SECTION 7.02): Plan B pursuant to Section 7.02
(iii), with a fixed period of [15] years and level annual payments in the amount of [$5,000]. Amounts may not be applied under any other Annuity Benefit.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Not applicable

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06):  $2,000

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the initial Contribution made when a Lump Sum Withdrawal is taken, or if the Certificate is surrendered to receive the Cash Value. The withdrawal charge is determined in accordance with the table below.

                                                  Current and Maximum
                                                      Percentage of
                 Contract Year                        Contributions
                 -------------                        -------------
                       1                                   7.00%
                       2                                   6.00%
                       3                                   5.00%
                       4                                   4.00%
                       5                                   3.00%
                       6                                   2.00%
                       7                                   1.00%
                  8 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the Lump Sum Withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Guarantee Periods from which each Lump Sum Withdrawal is taken in proportion to the amount being withdrawn from each Guarantee Period.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01):  There is no Free Corridor Amount.


No. 94ICA/BIM                                                       Data Page 4

DATA PAGES (CONT'D.)


CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Premium Taxes: A charge for any applicable premium tax generally will be deducted no later than the Annuity Commencement Date.

TRANSFER CHARGE (SEE SECTION 8.03):  Not applicable

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):  Not applicable


No. 94ICA/BIM                                                       Data Page 5

DATA PAGES (CONT'D.)                                    FOR NQ PLAN B (1/31/95)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): The entire amount of any Contribution and any Annuity Account Value must be allocated to [seven] or more Guarantee Periods having Expiration Dates in annual sequence, so as to provide substantially equal annual payments for a fixed period.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): The Guaranteed Period Amount will be paid out on each Expiration Date. Such amounts may not be transferred into any other Guarantee Periods or applied under any other Annuity Benefit. There is no Designated Investment Option.

MARKET VALUE ADJUSTMENT ON WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal.

WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals plus any withdrawal charges that apply will be taken pro rata from the Annuity Account Value in all unmatured Guarantee Periods so that the annual payments under Plan B will continue in reduced level amounts over the remaining term of the fixed period.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose. Guaranteed Rates will be in effect even if new allocations to a particular Guarantee Period would not be accepted at the time.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): Prior to the Annuity Commencement Date, the death benefit amount is equal to larger of (a) the Annuity Account Value and
(b) the sum of the Guaranteed Period Amounts in each Guarantee Period.


No. 94ICA/BMVA                                                      Data Page 6

DATA PAGES (CONT'D.)


If you (or the Annuitant, if you are not the Annuitant) die after the Annuity Commencement Date, payments will continue to be made to the designated beneficiary on the same basis that was in effect prior to the death. The beneficiary has the option of discontinuing payments and receiving a single sum.

ANNUITY BENEFIT (SEE SECTION 7.01): Plan B payments wil be made annually.


No. 94ICA/BMVA                                                      Data Page 7